UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C Information

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

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☒  Preliminary Information Statement        ☐  Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

☐	Definitive Information Statement

Next Technology Holding Inc.

(Name of Registrant as Specified in Its Charter)

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Next Technology Holding Inc.

Room 519, 05/F, Block T3, Qianhai Premier Finance Centre Unit 2,

Guiwan Area, Nanshan District, Shenzhen, China 518000

+852- 52208810

NOTICE OF ACTION TO BE TAKEN WITHOUT A MEETING

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

To the Holders of Common Stock of Next Technology Holding Inc.:

We are furnishing this Notice and the accompanying Information Statement to the stockholders (the “Stockholders”) of record of common stock, with no par value (the “Common Stock”), of Next Technology Holding Inc., a Wyoming corporation (the “Company”), in connection with a corporate action (the “Transaction”) approved by the Board of Directors of the Company on May 02, 2024 and the holders of a majority of the issued and outstanding voting securities of the Company (the “Majority Stockholders”)by written consent in lieu of a special meeting on the same date.

The accompanying Information Statement is being furnished to our Stockholders in accordance with Rule 14c-2 under the Securities Exchange Act of 1934, as amended, and the rules promulgated by the Securities and Exchange Commission thereunder, solely for the purpose of informing our Stockholders of the action taken by the written consent. You are urged to read the accompanying Information Statement carefully and in its entirety for a description of the Transaction taken by the Majority Stockholders. Stockholders who were not afforded an opportunity to consent or otherwise vote with respect to the Transaction taken have no right under Wyoming Business Corporation Act or the Company’s Articles of Incorporation or Bylaws to dissent or require a vote of all Stockholders.

The Transaction will not become effective before a date which is twenty (20) calendar days after the accompanying Information Statement is first mailed to the Stockholders. The accompanying Information Statement is being mailed on or about May [*], 2024, to the Stockholders of record on the Record Date.

Your vote or consent is not requested or required to approve the Transaction. The accompanying Information Statement is provided solely for your information.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

By Order of the Board of Directors,

May [*], 2024	/s/ Lichen Dong
Lichen Dong
Chairman of the Board

Next Technology Holding Inc.

Room 519, 05/F, Block T3, Qianhai Premier Finance Centre Unit 2,

Guiwan Area, Nanshan District, Shenzhen, China 518000

+852- 52208810

INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 08, 2024

GENERAL INFORMATION

Next Technology Holding Inc., a Wyoming corporation (the “Company”, “we,” or “us”), is sending you this Information Statement solely for purposes of informing its stockholders of record as of May 02, 2024 (the “Record Date”), in the manner required by Regulation 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of a corporate action (the “Transaction”) approved by the Board of Directors of the Company (the “Board”) on May 02, 2024 and the holders of a majority of the issued and outstanding voting securities of the Company (the “Majority Stockholders”) by written consent in lieu of a special meeting on the same date.

Upon closing of the Transaction, Company will issue to certain cooperative enterprises 40,000,000 newly issued shares of common stock of the Company, with no par value (the “Common Stock”), and warrants to purchase up to 80,000,000 of the Company’s Common Stock underlying the aggregate value of the price underlying the Amendment Agreement(“Amendment”) until on or prior to 11:59 p.m. (New York time) on the five-year anniversary of the closing date at an exercise price of $2.6 (the “Warrants”). Which represent more than 20% of the issued and outstanding shares of Common Stock as of, and after giving effect to, the closing of the Transaction.

The Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”), and the Company is subject to Nasdaq’s rules and regulations, including Nasdaq Rule 5635(a). Nasdaq Rule 5635(a) requires stockholder approval prior to the sale, issuance, or potential issuance by an issuer of common stock, in connection with the acquisition of stock or assets of another company, which equals 20% or more of the outstanding common stock or voting power of the issuer prior to the acquisition.

The approval of the Transaction for purposes of Nasdaq Rule 5635(a) was taken by written consent pursuant to Section 17-16-704 of the Wyoming Business Corporation Act, which provides that any action that may be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

On May 02, 2024, the Board adopted resolutions approving the Transaction. On the same day, the Majority Stockholders consented in writing to the Transaction. Accordingly, all necessary corporate approvals on part of the Company in connection with the Transaction have been obtained and this Information Statement is furnished solely for the purpose of informing the stockholders of the Company in the manner required under the Exchange Act.

THE TRANSACTION

Purpose of the Transaction

Since September 2023, the company's holding of the first batch of Bitcoins has achieved significant appreciation, which not only proves the effectiveness of our investment strategy but also demonstrates our strength in the digital asset field. Bitcoin, as a scarce digital asset, has long-term appreciation potential, while also helping the company diversify risks, hedge against inflation risks, enhance market recognition, and participate in future technological innovation. Considering the successful experience of our company in holding Bitcoin in the past, continuing to hold and increase our holdings of Bitcoin will help further increase the company's value.

Description of the Transaction

On May 02, 2024, Next Technology Holding Inc. (formerly known as WeTrade Group Inc.), a Wyoming corporation (“Company”), entered into an Amendment Agreement(“Amendment”) to a BTC Trading Contract. This Amendment pertains to the original BTC Trading Contract dated September 25, 2023 (“Original Agreement”), which was previously disclosed in an 8-K filed on September 28, 2023.The Original Agreement enabled the Company, as Buyer, to purchase 6000 bitcoins (“BTC”) at an exercise price of US$30,000 per BTCover a 12-month period from a specified seller (“Seller”). As of the signing date of the Amendment, the Company had purchased 833 BTC from the Seller and elected to furtherexercise the option for an additional 5000 BTC at the same exercise price. The consideration for these additional BTC amounts to US$150,000,000. Under the terms of the Amendment, it was agreed that the consideration shall be satisfied by the Company transferring 40,000,000 shares of its common stock and issuing 80,000,000 warrant shares to the Seller.

The shares and warrant shares to be issued pursuant to the Amendment have not been registered under the Securities Act of 1933, as amended, and accordingly, may not be offered or sold within the United States in the absence of an effective registration or an applicable exemption from the registration requirements.

The above description of the Transaction does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amendment Agreement, copy of which is attached to the Company’s Current Report on Form 8-K as Exhibit 10.1, filed with the Securities and Exchange Commission (the “SEC”) on May 06, 2024, which is incorporated by reference herein.

Reason for Stockholder Approval

Pursuant to Nasdaq Rule 5635(a), if an issuer intends to issue common stock or securities convertible into or exercisable for common stock, in connection with the acquisition of stock or assets of another company, which may equal or exceed 20% of the outstanding common stock or voting power on a pre-transaction basis, the issuer generally must obtain the prior approval of its stockholders.

The number of shares of Common Stock to be issued to the Sellers in the Transaction exceeds the threshold for which stockholder approval is required under Nasdaq Rule 5635(a). To comply with Nasdaq Rule 5635(a), the Majority Stockholders approved the Transaction.

Approval of the Transaction

According to Wyoming Business Corporation Act and the Company’s Articles of Incorporation and Bylaws, any action of the stockholders of the Company may be taken without a meeting, without prior notice and without a vote, if the written consent, setting forth the action so taken, is signed by the holders of a majority of the issued and outstanding shares of Common Stock.

As of the Record Date, there were issued and outstanding 6,976,410 shares of the Common Stock. The Majority Stockholders, consisting of the following holders, collectively hold 3,569,700 shares of Common Stock as of the Record Date, representing approximately 51.17% of the voting power of all shares of Common Stock as of the Record Date:

the Majority Stockholders	Amount of Beneficial Ownership of Common Stock	Percentage Ownership of Common Stock
Perfect Linkage Group Limited	231,164	3.31%
Blue Rose Worldwide Limited	231,164	3.31%
MAX STRATEGIC GROUP LIMITED	301,410	4.32%
PERFECT MERCHANT GROUP LIMITED	295,500	4.24%
Green Ally Enterprises Limited	128,000	1.83%
DIVINE SKY INTERNATIONAL LIMITED	295,500	4.24%
GLORIOUS SKYLINE LIMITED	1,250,950	17.93%
FORTUNE LIGHT ENTERPRISES LIMITED	295,500	4.24%
Golden Genius Development Limited	245,012	3.51%
REGAL WAVE INVESTMENTS LIMITED	295,500	4.24%

Effect of the Transaction on Existing Stockholders

The issuance of shares of Common Stock and warrants pursuant to the Amendment Agreement will not affect the rights of the Company’s existing stockholders, but such issuances will have a dilutive effect on the Company’s existing stockholders, including the voting power of the existing stockholders.

Notice Pursuant to Wyoming Business Corporation Act

Pursuant to Section 17-16-704 of Wyoming Business Corporation Act, we are required to provide prompt notice of the taking of corporate action by written consent to our stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 17-16-704 of Wyoming Business Corporation Act.

Disclosure of Potential Risk

Price Volatility Risk: The Bitcoin market is highly volatile, and prices may experience significant fluctuations over short periods. The company's ongoing accumulation of Bitcoin assets may be impacted by price volatility, potentially leading to temporary fluctuations or losses in investment value.

Regulatory Risk: The Bitcoin market is subject to regulatory oversight by various national regulatory authorities, and future regulatory changes or policies may affect the legality, liquidity, and stability of the Bitcoin market. The company's ongoing accumulation of Bitcoin assets may face regulatory risks, affecting investment value.

Security Risk: There are security risks associated with digital assets, such as hacking attacks, cybersecurity vulnerabilities, etc. While the company takes measures to protect the security of its Bitcoin assets, it cannot completely eliminate the potential losses resulting from security risks.

Liquidity Risk: Liquidity in the Bitcoin market may be affected by factors such as exchange restrictions, changes in trading volumes, etc., leading to deviations in Bitcoin buying and selling prices during specific time periods. The company's ongoing accumulation of Bitcoin assets may face liquidity risks, affecting the efficiency and price of asset transactions.

Market Risk: The digital asset market is an emerging market, and prices are influenced by various factors, including market sentiment, macroeconomic conditions, technological innovations, etc. The company's ongoing accumulation of Bitcoin assets may be affected by market risks, leading to fluctuations or losses in investment value.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our officers and directors, nor any of their associates, have any interest in the actions approved by our stockholders and described in this Information Statement.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Unless the Company is otherwise advised by the stockholders, we will only deliver one copy of this Information Statement to multiple stockholders sharing an address. This practice known as “householding” is intended to reduce the Company’s printing and postage costs.

We will, upon request, promptly deliver a separate copy of this Information Statement to a stockholder who shares an address with another stockholder. A stockholder, who wishes to receive a separate copy of this Information Statement, may direct such request to the Company at Room 519, 05/F, Block T3, Qianhai Premier Finance Centre Unit 2,Guiwan Area, Nanshan District, Shenzhen, China. Stockholders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making a written request to the Company contact listed above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains forward-looking statements within the meaning of Section 21E of the Exchange Act and Section 27A of the Securities Act. Any statements contained in this Information Statement that are not statements of historical fact may be forward-looking statements, including, without limitation, the timing of and the anticipated benefits of the Transaction. Words such as “anticipates,” “could,” “may,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “will” and words or phrases of similar substance used in connection with any discussion of future operations, financial performance, plans, events, trends or circumstances can be used to identify some, but not all, forward-looking statements. These forward-looking statements are just predictions and involve significant risks and uncertainties, many of which are beyond our control, and actual results may differ materially from these statements. Factors that could cause actual outcomes or results to differ materially from those reflected in forward-looking statements include, but are not limited to, those discussed in our filings with the SEC.

Except as may be required by applicable law, the Company does not undertake or intend to update or revise any forward-looking statements, and the Company assumes no obligation to update any forward-looking statements contained in this Information Statement as a result of new information or future events or developments. Thus, you should not assume that the Company’s silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of the Record Date, the number and percentage of shares of outstanding Common Stock of the Company, owned of record and beneficially, by each person known by the Company to own 5% or more of such stock, each director of the Company, and by all executive officers and directors of the Company.

Directors and Named Executive Officers	Amount of Beneficial Ownership of Common Stock	Percentage Ownership of Common Stock
Lichen Dong	—	—
Lim Kian Wee	—	—
Mahesh Thapaliya	—	—
Jianbo Sun	—	—
Ken Tsang	—	—
Nan Ding	—	—
Weihong Liu	—	—
All executive officers and directors as a group (7 persons)	0	0%
5% or Greater Shareholders
GLORIOUS SKYLINE LIMITED	1,250,950	17.93%

DISSENTER’S RIGHTS OF APPRAISAL

Holders of our voting securities do not have dissenter’s rights under the Wyoming Business Corporation Act and the Company’s Articles of Incorporation and Bylaws in connection with the Transaction.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Exchange Act, and in accordance with the Exchange Act, we file periodic reports, documents, and other information with the SEC relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov.

The SEC allows the Company to “incorporate by reference” information that it files with the SEC in other documents into this Information Statement. This means that the Company may disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Information Statement. The Company is incorporating by reference the Company’s Current Report on Form 8-K filed with the SEC on May 06, 2024.

The Company undertakes to provide without charge to each person to whom a copy of this Information Statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this Information Statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this Information Statement incorporates. You may obtain documents incorporated by reference by requesting them in writing at Room 519, 05/F, Block T3, Qianhai Premier Finance Centre Unit 2, Guiwan Area, Nanshan District, Shenzhen, China.

OTHER MATTERS

The Company has not authorized anyone to provide information on behalf of the Company that is different from that contained in this Information Statement. This Information Statement is dated May 08, 2024. No assumption should be made that the information contained in this Information Statement is accurate as of any date other than that date, and the mailing of this Information Statement will not create any implication to the contrary.

The Company will make arrangements with brokerage firms and other custodians, nominees and fiduciaries who are record holders of the Company’s Common Stock for the forwarding of this Information Statement to the beneficial owners of the Company’s Common Stock. The Company will reimburse these brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses they incur in connection with the forwarding of the Information Statement.

By Order of the Board of Directors,

/s/ Lichen Dong
Lichen Dong
Chairman of the Board

May 08, 2024